Exhibit 10.1

Execution Copy

SEVENTH AMENDMENT AND WAIVER

This SEVENTH AMENDMENT AND WAIVER (“Amendment”), dated as of March 18, 2010 (the “Effective Date”), is by and among BWX Technologies, Inc. (the “Borrower”), Babcock & Wilcox Technical Services Group, Inc. (formerly known as BWXT Services, Inc.), BWXT Federal Services, Inc., Babcock & Wilcox Nuclear Operations Group, Inc., NFS Holdings, Inc., Nuclear Fuel Services, Inc. and NOG-Erwin Holdings, Inc. (the “Guarantors”), the lenders from time to time party to the Credit Agreement described below (the “Lenders”), and Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as administrative agent for the Lenders (the “Administrative Agent”).

INTRODUCTION

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of December 9, 2003 as amended by the First Amendment to Revolving Credit Agreement dated as of March 18, 2005, the Second Amendment to Revolving Credit Agreement dated as of November 7, 2005, the Third Amendment to Revolving Credit Agreement dated as of December 22, 2006, the Fourth Amendment to Revolving Credit Agreement dated as of March 29, 2007, the Fifth Amendment dated as of October 29, 2007 and the Sixth Amendment dated as of December 11, 2008 (the “Credit Agreement”);

WHEREAS, the Borrower has provided the Lenders and the Administrative Agent with notice that on February 1, 2010, Nuclear Fuel Services, Inc. received notice from ANI of cancellation of certain insurance provided by ANI (such cancellation of insurance being hereinafter referred to as the “Insurance Cancellation”);

WHEREAS, the Borrower has requested and the Administrative Agent and the Lenders have agreed to waive any Default or Event of Default that may result from such Insurance Cancellation, all as more fully described herein;

WHEREAS, the Borrower has also requested and the Administrative Agent and the Lenders have agreed to make certain amendments to the Credit Agreement described herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment. The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

“Maturity Date” means, the earlier of (i) June 30, 2010 and (ii) the earlier termination in whole of the Commitments pursuant to Section 2.4 or Article VII.

Section 3. Waiver. The Administrative Agent and the Lenders hereby waive any potential Default or Event of Default arising under Section 7.1(b) or 7.1(c) of the Credit Agreement as a result of any potential breach by the Borrower of Section 4.14 or 5.2 of the Credit Agreement to the extent, and only to the extent, that such Default or Event of Default results from the Insurance Cancellation. Except as expressly set forth in this Section 3, nothing contained in this Amendment shall be construed as a consent or waiver by the Administrative Agent or any Lender of any other covenant or provision of the Credit Agreement or the other Credit Documents, and the failure of the Administrative Agent or the Lenders at any time or times hereafter to require strict performance by the Borrower or any other Credit Party of any provision thereof shall not waive, affect or diminish any rights of the Administrative Agent or the Lenders to thereafter demand strict compliance therewith. Nothing set forth herein shall constitute a course of dealing among the parties, and neither the Administrative Agent nor the Lenders shall have any obligation to further amend, waive or modify any terms and provisions of the Credit Agreement or any of the other Credit Documents.

Section 4. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date when:

(a) the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders; and

(b) the Borrower shall have paid to the Administrative Agent on or before March 18, 2010 for the benefit of each Lender that delivers a signed counterpart of this Amendment on or before March 18, 2010 at 3:00 p.m. (New York time) (the “Approving Lenders”), a fee in the amount of 0.20% of each such Approving Lender’s Commitment at the close of business on March 17, 2010.

Section 5. [Reserved].

Section 6. Representations and Warranties. Each Credit Party jointly and severally represents and warrants as follows:

(a) the execution, delivery, and performance of this Amendment are within the corporate power and authority of the Credit Parties and have been duly authorized by appropriate proceedings;

(b) this Amendment constitutes legal, valid, and binding obligations of the Credit Parties enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

(c) the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date; and

(d) after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or that with the passage of time would constitute an Event of Default.

Section 7. Ratification. Except to the extent modified by this Amendment, the Credit Agreement and all other Credit Documents executed in connection therewith to which the Borrower or any other Credit Party is a party shall remain in full force and effect, and all rights and powers created thereby or thereunder are in all respects ratified and confirmed. The Borrower and the Credit Parties agree that all obligations of the Borrower and each other Credit Party under the Credit Agreement as modified by this Amendment and all other Credit Documents to which the Borrower or any other Credit Party is a party are hereby reaffirmed and renewed.

Section 8. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

Executed as of the date first written above.

BORROWER:

BWX TECHNOLOGIES, INC.

By:	/s/ Janet Duncan
Janet Duncan
Assistant Treasurer

Signature Page to Amendment

BWX Technologies, Inc.

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (formerly known as Calyon New York Branch), as Administrative Agent and as a Lender

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

Signature Page to Amendment

BWX Technologies, Inc.

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David G. Mills
Name:	David G. Mills
Title:	Managing Director

Signature Page to Amendment

BWX Technologies, Inc.

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Alex Terzi
Name:	Alex Terzi
Title:	Vice President

Signature Page to Amendment

BWX Technologies, Inc.

ALLIED IRISH BANKS, PLC, as a Lender

By:	/s/ Shreya Shah
Name:	Shreya Shah
Title:	Vice President

By:	/s/ Roisin O’Connell
Name:	Roisin O’Connell
Title:	Vice President

Signature Page to Amendment

BWX Technologies, Inc.

COMPASS BANK, as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Senior Vice President

Signature Page to Amendment

BWX Technologies, Inc.

AMEGY BANK N.A., as a Lender

By:	/s/ Kenyatta B. Gibbs
Name:	Kenyatta B. Gibbs
Title:	Vice President

Signature Page to Amendment

BWX Technologies, Inc.

ACKNOWLEDGMENT AND CONSENT

To induce the Administrative Agent and the Lenders to execute the foregoing Amendment, each of the undersigned Credit Parties hereby (a) consents to the execution, delivery and performance of such Amendment, (b) agrees that (1) neither any Credit Document executed by it nor any obligation of any of the undersigned nor any right or remedy of the Administrative Agent or any Lender with respect to any undersigned Credit Party is released or impaired by such Amendment, and (2) this acknowledgment and consent shall not be construed as requiring the consent or agreement of any undersigned Credit Party in any circumstance, and (c) ratifies and confirms all provisions of the Credit Documents executed by it.

GUARANTORS:

BABCOCK & WILCOX TECHNICAL SERVICES GROUP, INC.

By:	/s/ Janet Duncan
Janet Duncan
Assistant Treasurer

BWXT FEDERAL SERVICES, INC.

By:	/s/ Janet Duncan
Janet Duncan
Assistant Treasurer

BABCOCK & WILCOX NUCLEAR OPERATIONS GROUP, INC.

By:	/s/ Janet Duncan
Janet Duncan
Assistant Treasurer

NFS HOLDINGS, INC.

By:	/s/ Janet Duncan
Janet Duncan
Assistant Treasurer

Signature Page to Amendment

BWX Technologies, Inc.

NUCLEAR FUEL SERVICES, INC.

By:	/s/ Janet Duncan
Janet Duncan
Assistant Treasurer

NOG-ERWIN HOLDINGS, INC.

By:	/s/ Janet Duncan
Janet Duncan
Assistant Treasurer

Signature Page to Amendment

BWX Technologies, Inc.